FINANCIAL RISK MANAGEMENT	12 Months Ended
Nov. 30, 2021
Disclosure Of Financial Risk Management Explanatory [Abstract]
FINANCIAL RISK MANAGEMENT [Text Block]

13.  FINANCIAL RISK MANAGEMENT

The Company's financial assets consist of cash, accounts receivable and due from related parties. The estimated fair values of cash, accounts receivable, and due from related parties approximate their respective carrying values due to the short period to maturity.

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

a.    Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities;

b.    Level 2 - inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and

c.    Level 3 - inputs that are not based on observable market data.

For the years ended November 30, 2021 and 2020, the fair values of the cash, accounts receivable, accounts payable, and amounts due to and from related parties, and loan payable approximate the book value due to the short-term nature.

The Company is exposed to a variety of financial instrument related risks. The Board approves and monitors the risk management processes, inclusive of counterparty limits, controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations when they become due. The Company ensures, as far as reasonably possible, it will have sufficient capital in order to meet short- term business requirements, after taking into account cash flows from operations and the Company's holdings of cash. The Company believes that these sources will be sufficient to cover the likely short-term cash requirements.

The Company's cash is currently invested in business accounts which is available on demand by the Company for its operations.

Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. The Company has no significant interest rate risk due to the short-term nature of its interest generating assets.

Credit Risk

Credit risk is the risk of a loss when a counterparty to a financial instrument fails to meet its contractual obligations. The Company's exposure to credit risk is limited to its cash. The Company limits its exposure to credit risk by holding its cash in deposits with high credit quality financial institutions in Canada, USA and United Kingdom.

Foreign Currency Risk

The Company is exposed to foreign currency risk on fluctuations related to cash, accounts receivable, leases, amounts due to and from related parties, and accounts payable that are denominated in US dollars and British Pound Sterling. A 10% fluctuations in the US dollar and British Pound Sterling against the Canadian dollar have affected comprehensive loss for the year by approximately $1,200 (2020 - $7,085 and 2019 - $1,100).